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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              September 9, 1994
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              (Date of Report - Date of Earliest Event Reported)


                           General Host Corporation
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                                New York State
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                (State or Other Jurisdiction of Incorporation)


              1-1066                                   13-0762080
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      (Commission File Number                 IRS Employer Identification No.)


           One Station Place, P.O. Box 10045, Stamford, CT  06904
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                    (Address of Principal Executive Office)

                                (203) 357-9900
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             (Registrant's telephone number, including area code)

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ITEM 2.  Acquisition or Disposition of Assets. On September 9, 1994, the
         Company and its wholly owned subsidiary, SNG Acquisition Company, Inc., executed a Stock Purchase Agreement for the sale of 4.2 million shares of Common Stock of Sunbelt Nursery Group, Inc. ("Sunbelt") to Timothy R. Duoos for $4.2 million. The transaction is subject to amendment of the existing credit facilities between Sunbelt and Pier 1 Imports, Inc.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

                (a) Exhibits

                    1. Stock Purchase Agreement, effective as of September 9, 1994 by and between General Host Corporation, SNG Acquisition Company, Inc., a wholly owned subsidiary of General Host Corporation and Timothy R. Duoos. Incorporated by reference to the Schedule 13-D relating to Sunbelt Nursery Group, Inc. (Issuer) filed September 19, 1994, by General Host Corporation (Reporting Person), Item 7, Exhibit A.


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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GENERAL HOST CORPORATION


                                                  By: /s/ John R. Ficarro
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                                                      John R. Ficarro,
                                                      Vice President and
                                                      General Counsel


Dated:  September 20, 1994



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